UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

VISTRA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	NYSE NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2026, Vistra Operations Company LLC (“Vistra Operations”), an indirect, wholly owned subsidiary of Vistra Corp. (“Vistra”), completed its underwritten public offering of $850,000,000 aggregate principal amount of its 7.000% Series A Junior Subordinated Notes due 2057 (the “Series A Notes”) and $650,000,000 aggregate principal amount of its 7.250% Series B Junior Subordinated Notes due 2057 (the “Series B Notes” and, together with the Series A Notes, the “Notes”), in each case irrevocably and unconditionally guaranteed by Vistra (the “Guarantee” and, together with the Notes, the “Securities”). The Securities were issued pursuant to the Indenture, dated as of September 24, 2026 (the “Base Indenture”), among Vistra Operations, as issuer, Vistra, as guarantor, and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 24, 2026 (together with the Base Indenture, the “Indenture”), among Vistra Operations, Vistra and the Trustee. The Indenture and the terms of the Securities are further described under “Description of the Notes” in the prospectus supplement of Vistra Operations and Vistra dated September 10, 2026, together with the related prospectus dated September 8, 2026, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on September 14, 2026, which descriptions are incorporated herein by reference. The sale of the Securities was registered under Vistra’s and Vistra Operations’ registration statement on Form S-3 filed on September 8, 2026 (File Nos. 333-298811 and 333-298811-01) (the “Registration Statement”).

Copies of the Base Indenture, the First Supplemental Indenture and the forms of the Notes of each series have been filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated herein by reference and into the Registration Statement. The foregoing description of the Indenture and the Securities does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01.	Other Events.

The Securities were sold pursuant to an Underwriting Agreement, dated September 10, 2026 (the “Underwriting Agreement”), among Vistra Operations, Vistra and Barclays Capital Inc., BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as representatives of the several underwriters named in Schedule A to the Underwriting Agreement. A copy of the Underwriting Agreement has been filed as Exhibit 1.1 to this report and is incorporated herein by reference and into the Registration Statement. Additionally, the legal opinion of Sidley Austin LLP issued in connection with the offering of the Securities is attached hereto as Exhibit 5.1 and is incorporated herein by reference and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated September 10, 2026, by and among Vistra Operations Company LLC, Vistra Corp. and Barclays Capital Inc., BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 24, 2026, by and among Vistra Operations Company LLC, as Issuer, Vistra Corp., as Guarantor, and Wilmington Trust, National Association, as Trustee.
4.2	First Supplemental Indenture, dated as of September 24, 2026, by and among Vistra Operations Company LLC, as Issuer, Vistra Corp., as Guarantor, and Wilmington Trust, National Association, as Trustee.
4.3	Form of 7.000% Series A Junior Subordinated Note due 2057 (included in Exhibit 4.2 hereto).
4.4	Form of 7.250% Series B Junior Subordinated Note due 2057 (included in Exhibit 4.2 hereto).
5.1	Opinion of Sidley Austin LLP.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: September 24, 2026	/s/ William M. Quinn
	Name:	William M. Quinn
	Title:	Senior Vice President and Treasurer